UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05379

SPROTT FOCUS TRUST, INC.

(Exact name of registrant as specified in charter)

Royal Bank Plaza, South Tower

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J 2J1

(Address of principal executive offices)

The Prentice-Hall Corporation System, MA

7 St. Paul Street, Suite 820

Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (760) 444-5297

Date of fiscal year end: December 31, 2018

Date of reporting period: January 1, 2018 – December 31, 2018

Item 1. Reports to Shareholders.

December 31, 2018

Sprott Focus Trust

2018 Annual

Review and Report to Stockholders

sprottfocustrust.com

Managed Distribution Policy

The Board of Directors of Sprott Focus Trust, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”). Under the MDP, the Fund pays quarterly distributions at an annual rate of 6% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of this annualized rate or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by the Fund’s MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders.

Performance

NAV Average Annual Total Returns

As of December 31, 2018 (%)

FUND	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION	INCEPTION DATE
Sprott Focus Trust	(17.01)	7.06	1.82	9.37	6.80	8.63	8.54	11/1/96	[1]

INDEX
Russell 3000[2]	(5.24)	8.97	7.91	13.18	7.89	5.96	8.00
[1]

Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA, Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund.

[2]

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 index measures the performance of the largest 3,000 U.S. companies. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold.

The Fund is a closed-end registered investment company whose shares of common stock may trade at a discount to their net asset value. Shares of the Fund’s common stock are also subject to the market risks of investing in the underlying portfolio securities held by the Fund.

The Fund’s shares of common stock trade on the Nasdaq Select Market. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares of closed-end funds are sold on the open market through a stock exchange. For additional information, contact your financial advisor or call (203) 656-2430. Investment policies, management fees and other matters of interest to prospective investors may be found in the closed-end fund prospectus used in its initial public offering, as revised by subsequent stockholder reports.

2018 Annual Report to Stockholders | 1

MANAGER’S DISCUSSION
Sprott Focus Trust

Whitney George

DEAR FELLOW SHAREHOLDERS,

We are disappointed to report that Sprott Focus Trust (FUND) had a challenging year in 2018. Focus Trust lost 17.01% of its net asset value (NAV) for the 12-month period with the bulk of the damage occurring in a difficult fourth quarter (-13.55%). By comparison, our benchmark Russell 3000 Index fell 5.24% for the year and declined 14.30% in the fourth quarter. Not surprisingly, we lost some ground in our ongoing effort to narrow, and ultimately eliminate, Focus Trust’s market price discount to its NAV. At year-end (12/31/18), Focus Trust traded at a 13.60% discount compared to an 11.31% discount at the beginning of 2018. This conspired to produce a total shareholder return of -19.15% for the calendar year, not a pleasant result but this is where the bad news ends.

If history is a guide, we believe that 2019 will be a better year for Sprott Focus Trust, and the positive results thus far for the month of January indicate so (10.76% gain in net asset value for the month). The discipline we employ to take advantage of market corrections to refresh Focus Trust’s portfolio, should set us up for improvement. We buy while others are selling, in order to capture more than a fair share of an eventual recovery. 2018 marked the fifth time in 20 years that Sprott Focus Trust has posted a negative return. In each of the four previous occurrences of negative annual performance, Focus Trust went on to enjoy two consecutive years of positive performance. There is nothing to convince us that this time will be different. In terms of Focus Trust’s current market price discount to NAV, we do have ultimate control over this and will continue to address it. Sprott Focus Trust’s longer-term returns continue to be satisfactory in absolute terms, and will improve in relative terms as time distances us from the Federal Reserve’s five-year experiment with 0% interest rates. As we have discussed before, we believed the period between 2011 and 2016, when the Federal Reserve held interest rates at or near 0%, produced a suspension of capitalism which is so important to proper business valuation and discounting. While we may have already achieved interest rate normalization, and expect it to positively impact our portfolio of high-quality, undervalued businesses, there is no guarantee that we will not revisit less than 0% real interest rates again. In that event, we would expect our overexposure to hard assets themes to dramatically outperform just as they did in the two years leading up to 2011.

As promised, the Federal Reserve raised short-term rates four times over the course of 2018. Each bump was greeted with progressively more volatility and broader negative market performance. Our two visits with 10-year government Treasury yields over 3%, produced nearly instant market corrections. As the year progressed, market stresses that showed up initially in only the periphery of emerging markets, ultimately worked their way to the core of U.S. equities with Apple Inc. (pun intended) declining almost 40% at the end of 2018. Also, as promised, President Trump began his attack on trade imbalances; he started with our closest allies, Canada and Mexico, continuing onto Europe and South Korea, and ending with escalating tariffs on China. What was initially viewed as political posturing in an election year, ended up causing a global growth scare of epic proportions. While some softening in “Tariff man’s” attack on China trade materialized in the final weeks of 2018, the markets still need to contend with the March 1, 2019 deadline when the current truce is set to end.

Finally, the government shutdown over an immaterial border wall and the ongoing investigations of the President’s closest advisors conspired to round out a long list of worries. Expectations for S&P 500 earnings growth in 2019 are migrating toward zero, given the combination of cooling global economic growth and the unrealistic mark set by 2018 earnings growth, which was bolstered by the Tax Cuts and Jobs Act (signed into law by President Trump on December 22, 2017). The broad market price-earnings ratio (P/E) contracted more than any year since the 1930s.

We began 2019 with a very tall wall of worries after a broad equity market correction that neared a bear market. As longtime contrarian investors, it is hard to imagine a better environment for finding attractive investment opportunities.

Activity

Sprott Focus Trust’s portfolio turned over 31% in 2018. This was within our long-term expectation of mid-to-high 20s, derived from our three- to five-year holding target. Remarkably, Focus Trust’s churn in 2018 was close to 2017’s rate (29%). We would expect higher turnover during more volatile markets and last year we saw the dramatic return of volatility after its extraordinary disappearance in 2017. Further, merger and acquisition activity, another source of turnover, returned to our portfolio in a minor way in 2018 after a two-year hiatus. Last year we witnessed a noticeable lack of daily liquidity in most of our investments driving intra-day volatility. We made a consensus decision to avoid unnecessary transactions that would carry a higher than normal frictional cost. We expect merger and acquisition activity to pick up at this stage of the market cycle and we will not be surprised if 2019 produces an above-average turnover rate.

In 2018, we added five new positions to Focus Trust’s portfolio: Arcosa, Stelco Holdings, Centamin, Reliance Steel & Aluminum and Smart Sand. Reliance Steel & Aluminum and gold miner Centamin are former portfolio holdings that we have followed for many years.

2 | 2018 Annual Report to Stockholders

MANAGER’S DISCUSSION

Arcosa is a new company in the infrastructure, construction and materials business, spun out from Trinity Industries this past fall. Stelco Holdings is Canada’s lowest-cost steel manufacturer after bankruptcy reorganization. Smart Sand is a producer of northern white sand used to frack oil wells. Each of these new investments represents an opportunity created by the uncertainty associated with the 2018 trade disputes. Reliance Steel, Arcosa and Stelco are likely to greatly benefit from any new infrastructure rebuild which we believe is the only area of agreement in Washington for the next two years.

Deletions to Sprott Focus Trust’s portfolio in 2018 included Syntel, which was acquired in mid-year 2018 by Atos (now Atos Syntel). TGS-NOPEC Geophysical Company reached and exceeded our valuation target in the first half of the year. Carbo Ceramics was replaced by Smart Sand as a fracking play. Osisko Mining and Fortuna Silver Mines were replaced by the additions of higher-quality, dividend-paying companies in the precious metals allocation of our portfolio. Lastly, Randgold Resources merged into Barrick Gold, creating an interesting new company which we have elected to keep.

During 2018, our top-five contributors to Sprott Focus Trust performance were Syntel, TGS-NOPEC Geophysical Company, Kennedy-Wilson Holdings, Amgen and MKS Instruments. As previously mentioned, Syntel was acquired by Atos, TGS-NOPEC achieved our price target, as did both MKS Instruments and Amgen (briefly). MKS left our portfolio mid-year but returned in the fourth quarter during the large correction in the technology sector. Kennedy- Wilson, a real estate asset manager, remains a top holding of Focus Trust. Collectively our top winners contributed just under 3% of positive performance in 2018.

By contrast, our top-five detractors cost our portfolio nearly 9% and included Thor Industries, Western Digital Corporation, Cirrus Logic, Lam Research and Artisan Partners Asset Management. All of these companies are high conviction, long-term holdings in Sprott Focus Trust and have often been top performers in the past. We took the opportunity to add to all of these names during the severe price corrections each suffered in 2018.

Top Contributions to Performance

Year-to-date through 12/31/2018 (%)1

Syntel, Inc.	1.49
TGS-NOPEC Geophysical Company ASA	0.56
Kennedy-Wilson Holdings, Inc.	0.38
Amgen Inc.	0.27
MKS Instruments Inc.	0.24
[1]	Includes dividends

Top Detractors from Performance

Year-to-date through 12/31/2018 (%)1

Thor Industries, Inc.	-3.10
Western Digital Corp.	-2.55
Cirrus Logic, Inc.	-1.20
Lam Research Corp.	-1.08
Artisan Partners Asset Management, Inc.	-1.02
[1]	Net of dividends

Figure 1

An examination of last year’s sector performance for Sprott Focus Trust leaves little to cheer about. Only Real Estate and Health Care,

with modest weights, produced positive returns. Financial Services (principally asset managers) Information Technology, Materials and Consumer Discretionary, all detracted by 3% or slightly more. While Materials, mostly our precious metals positions, were recovering by the fourth quarter, nine month gains in energy reversed with collapsing oil prices. Information Technology shares also fell dramatically late in 2018 as a direct result of trade tensions. We took advantage of these opportunities and added to both the Energy and Information Technology sectors.

Top 10 Positions

(% of Net Assets)

Kennedy-Wilson Holdings, Inc.	4.8
Gentex Corp.	4.8
Lam Research Corp.	4.6
Apple, Inc.	4.3
Pason Systems Inc.	4.3
Helmerich & Payne, Inc.	4.2
Franklin Resources, Inc.	4.2
Cirrus Logic, Inc.	4.1
Thor Industries, Inc.	4.1
Western Digital Corp.	3.8

Portfolio Sector Breakdown

(% of Net Assets)

Materials	19.5
Information Technology	17.2
Financial Services	15.3
Consumer Discretionary	14.8
Energy	12.2
Real Estate	8.6
Consumer Staples	6.3
Industrials	2.9
Cash & Cash Equivalents	2.1
Health Care	1.1

Figure 2

Positioning

As we entered 2019, Sprott Focus Trust was fully invested with a cash position of 2.1%. During the market correction in last year’s fourth quarter, we invested in a combination of old favorites and several new positions, as mentioned previously. We placed a heavy emphasis on those securities that were correcting the most aggressively, principally in the Information Technology, Energy and Consumer Discretionary sectors. We currently own 46 equity positions, which is consistent with our historical range of 40 to 50 investments. Materials (19.5%), Information Technology (17.2%) and Financial Services (15.3%) represented our three largest sectors at yearend. Materials, represented mostly by our 10 holdings in the precious metals complex, performed positively, tracking a strong, uncorrelated, advance in gold prices. Technology shares reacted violently to fears of a global slowdown

2018 Annual Report to Stockholders | 3

MANAGER’S DISCUSSION

caused by the escalation of trade wars. Financial Services represented mostly by asset management companies, were also under pressure from increased volatility and lower market averages. We significantly overweighted the portfolio relative to our benchmark in Energy and Materials, hard asset themes, and underweighted Health Care and Industrials. Our long-term investors will notice that in comparison to yearend 2017, eight of our top 10 holdings remain although their rankings may have shifted slightly. Of 2017’s top 10, Cal-Maine Foods and Federated Investors have moved to a slightly lower weighting in our portfolio. Cirrus Logic, one of our biggest winners in 2015 and 2016, is now back in the top 10 along with Lam Research, which was a top performer in 2017 and which corrected sharply in late 2018.

Last year we predicted that we were poised for outperformance based on our overall portfolio diagnostics. On average, we owned higher-quality companies at cheaper valuations than our benchmark, the Russell 3000 Index. We were wrong. In 2018, valuation and quality had little effect on performance as investor preference continued to narrow to favor only the largest market-cap technology leaders. We believe that this preference may have ended in the fourth quarter of 2018, as news headline tracked the rout in FAANG stocks (Facebook, Amazon, Apple, Netflix and Google).

As we start 2019, the portfolio diagnostics are more attractive than they were at the end of 2015, our last negative performance year. In 2015, the markets corrected twice. Once in August, when China made a surprise currency devaluation and again in December when Federal Reserve Chair Janet Yellen raised interest rates for the first time in the middle of another China slowdown scare. At 12/31/2018, our portfolio carried a weighted average P/E ratio of 12.2x, a weighted average P/B ratio of 1.8x and a weighted average dividend yield of 2.99%. By comparison at 12/31/15, these ratios were P/E 13.3x, P/B 1.7x and dividend yield 2.34%. Going into 2019, we are pleased that Sprott Focus Trust represents a higher-quality and less expensive portfolio, when one compares its metrics to those of the Russell 3000: weighted average P/E ratio of 16.9x, a weighted average P/B ratio of 2.7x and a weighted average dividend yield of 2.05%.

Meanwhile, the quality of Sprott Focus Trust’s portfolio based on return on invested capital (ROIC) and balance sheet leverage has remained high. Currently, weighted average ROIC is 19.58% versus 21.81% in 2015, and the portfolio’s leverage ratio is 1.86x versus 1.85x. We believe these metrics have set us up for a very strong performance period

Portfolio Diagnostics

Fund Net Assets	$182 million
Number of Holdings	46
2018 Annual Turnover Rate	31%
Net Asset Value	$6.69
Market Price	$5.78
Average Market Capitalization[1]	$3,434 million
Weighted Average P/E Ratio[2,3]	12.2x
Weighted Average P/B Ratio[2]	1.8x
Weighted Average Yield	2.99%
Weighted Average ROIC	19.58%
Weighted Average Leverage Ratio	1.86x
Holdings ≥75% of Total Investments	26
U.S. Investments (% of Net Assets)	69.67
Non-U.S. Investments (% of Net Assets)	30.03

Figure 3

[1]

Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Sprott believes offers a more accurate measure of average market cap than a simple mean or median.

[2]

Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6.5% of portfolio holdings as of 12/31/18).

Outlook

Sprott Focus Trust is off to a strong start in 2019. January’s 10.76% gain in net asset value was the strongest monthly performance we have enjoyed since lifting out of the great financial crisis in the spring of 2009. Global equity markets advanced with few exceptions across all regions and market capitalizations. Shortly after raising rates for the fourth time in 2018 and declaring Federal Reserve balance sheet reductions on “autopilot,” Chair Jerome Powell reversed himself indicating a far more cautious approach. Very quickly, the market consensus view shifted from four rate increases in 2019 to none. Now we are learning that the Federal Reserve may be content holding a permanently larger balance sheet, ending the need for quantitative tightening.

Additionally, trade talks between the U.S. and China have temporarily replaced the expanding tariff wars that began in mid-2018. We believe that markets have already priced in the trade truce, acknowledging that things are not likely to get worse, but markets have yet to respond to any potential for trade to improve. This will be a somewhat binary event over the next weeks.

The U.S. economy appears fairly strong while earnings growth expectations and P/E multiples have contracted sharply. Halfway through the fourth quarter earnings reporting season, we have seen some very positive price reactions to reports that were not as bad as expected. In one year, market sentiment has changed from very high expectations of growth, fueled by Tax Cuts and Jobs Act, to the

4 | 2018 Annual Report to Stockholders

MANAGER’S DISCUSSION

current somewhat skeptical view that there may be no growth in corporate earnings at all. We believe we are investing in a far safer environment than at this time last year.

In 2019, we expect political news to continue to dominate headlines and have short-term impacts on markets. The China trade issue, the ongoing Mueller investigations of President Trump and Brexit are all likely to be short-term market moving events. Considering the longer term, we will need to endure the consequences of political scrutiny of the largest social media companies, geopolitical risks, and the continuing rise of popularism and its effects on our capitalistic system.

In our minds, the greatest long-term risk remains the growing mountain of unfunded liabilities across the U.S. economy. The national debt and expanding deficits, entitlement programs, and growing unfunded pension liabilities need to be addressed at some point. We have pointed out before that our President’s approach to problem solving involves turning an issue into a crisis. As we approach the 2020 elections, our national balance sheet issues could easily become short-term campaign fodder. We are already starting to hear rumblings of novel solutions to these issues. One worth following is Modern Monetary Theory (MMT). In short, a country that prints its own currency should never run out. Governments have an obligation to their societies and should prudently issue their currency for the betterment of that society. In short, the U.S. will never run out. Unfortunately, MMT has been tried before with disastrous results. It is no surprise to us that gold has recently performed better.

On a brighter note, we believe that 2019 could bring some new initiatives on long-awaited infrastructure spending. This seems to be one of the only source of agreement within our divided Congress. Late in 2018, we added several new positions that would benefit from a demand increase in steel and other construction materials. Perhaps, once we get past a decision “to build or not to build a wall” on the Mexican border, Congress might find other projects it can tackle.

Finally, we expect 2019 to see increased merger and acquisition activity, which showed up in our portfolio modestly in 2018 after two years of no activity. Given the shrinking supply of publically traded companies through mergers, buybacks and limited IPO (initial public offering) activity, we expect that consolidation within industries will be a leading driver of growth. Further, the massive appetite for private equity funds almost guarantees buyout activity in that newly raised funds have a finite horizon in which to be invested. We expect to lose a larger number of our holdings to this trend given our preference for unlevered balance sheets and high-quality metrics. While we never look forward to losing a long-term high conviction holding, it is an inevitable (and often highly profitable) part of the investment cycle which we have not seen since 2006-2007.

We continue to be optimistic about the prospects for Sprott Focus Trust as evidenced by our own large ownership position. The Sprott Group, along with my family and I, currently own approximately 9 million shares, or over 35%, of the Fund’s outstanding common stock; this compares to 7.75 million shares at the end of 2018. Many thanks to all of our fellow shareholders for your patience and support.

Sincerely,

W. Whitney George

February 6, 2019

The views expressed above reflect those of Mr. George only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Sprott Asset Management USA, Inc. or any other person in the Sprott organization. Any such views are subject to change at any time based upon market or other conditions and Sprott disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Sprott Focus Trust are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Sprott Focus Trust.

2018 Annual Report to Stockholders | 5

(This page intentionally left blank)

6 | 2018 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE FUND NAV XFUNX

Average Annual Total Return (%) Through 12/31/18

	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/1/96)[1]
FUND (NAV)	(17.01)	7.06	1.82	9.37	6.80	8.63	8.54

*	Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods1

15 Years through 12/31/18

On a monthly rolling basis, the Fund outperformed the Russell 3000 in 65% of all 10-year periods; 61% of all 5-year periods; 53% of all 3-year periods; and 53% of all 1-year periods.

*	Average of monthly rolling average annual total returns over the specified periods.

Market Price Performance History Since Inception (11/1/96)1

Cumulative Performance (%)

	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION
Sprott Focus Trust (MKT TR)[2]	(19.15)	25.59	7.70	119.00	145.93	422.89	541.47
Sprott Focus Trust (MKT Price)[3]	(27.02)	(0.34)	(24.15)	25.65	(31.84)	18.56	32.11

[1]

Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA, Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund.

[2]

Reflects the cumulative performance experience of a continuous common stockholder who reinvested all distributions and fully participated in the primary subscription of the Fund’s 2005 rights offering.

[3]	Reflects the actual month-end market price movement of one share as it has traded on Nasdaq.

Calendar Year Total Returns (%)

YEAR	FUND (NAV)
2018	-17.0
2017	18.5
2016	24.8
2015	-11.1
2014	0.3
2013	19.7
2012	11.4
2011	-10.5
2010	21.8
2009	54.0
2008	-42.7
2007	12.2
2006	15.8
2005	13.7
2004	29.3
2003	54.3
2002	-12.5
2001	10.0
2000	20.9
1999	8.7

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.SprottFocusTrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small/mid cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund also generally invests a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Fund’s overall value to decline to a greater degree. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 3, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2018.

2018 Annual Report to Stockholders | 7

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

HISTORY		AMOUNT REINVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.145		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47[3]		6.535	228	15,856	15,323
3/11/09	Distribution $0.09[3]		3.830	78	24,408	21,579
12/31/10					29,726	25,806
2011	Annual distribution total $0.41[3]		6.894	207	26,614	22,784
2012	Annual distribution total $0.46		6.686	255	29,652	25,549
2013	Annual distribution total $0.40		7.222	219	35,501	31,166
2014	Annual distribution total $0.42		7.890	222	35,617	31,348
2015	Annual distribution total $0.44		6.655	296	31,657	26,726
2016	Annual distribution total $0.40		6.609	287	36,709	31,423
2017	Annual distribution total $0.52		7.603	345	46,794	41,502
2018	Annual distribution total $0.69		6.782	565	38,836	33,669
12/31/2018		$7,044		5,805

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions.
[3]	Includes a return of capital.

8 | 2018 Annual Report to Stockholders

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Fund work?

The Fund automatically issues shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with the Fund, your distributions are automatically reinvested unless you have otherwise instructed the Fund’s transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plan also allows registered stockholders to make optional cash purchases of shares of the Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your FUND shares with Computershare for safekeeping. Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans.

How does the Plan work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plan and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for FUND held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plan?

You can call an Investor Services Representative at (203) 656-2430 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: Sprott Focus Trust Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 30170, College Station, TX 77842-3170, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

2018 Annual Report to Stockholders | 9

Sprott Focus Trust	December 31, 2018

Schedule of Investments
Common Stocks – 97.8%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 14.8%
AUTO COMPONENTS – 4.7%
Gentex Corp.	420,000	$8,488,200

AUTOMOBILES – 4.0%
Thor Industries, Inc.	140,000	7,280,000

HOUSEHOLD DURABLES – 1.0%
Garmin Ltd.	30,000	1,899,600

SPECIALTY RETAIL – 5.1%
Buckle, Inc. (The)[1]	190,000	3,674,600
GameStop Corp. Cl. A1	245,000	3,091,900
Williams-Sonoma, Inc.[1]	50,000	2,522,500

		9,289,000
Total (Cost $28,168,989)		26,956,800

CONSUMER STAPLES – 6.3%
FOOD PRODUCTS – 6.3%
Cal-Maine Foods, Inc.[1]	100,000	4,230,000
Industrias Bachoco SAB de CV ADR[1]	70,000	2,769,200
Sanderson Farms, Inc.[1]	45,000	4,468,050

		11,467,250
Total (Cost $7,031,457)		11,467,250

ENERGY – 12.2%
ENERGY EQUIPMENT & SERVICES – 8.8%
Helmerich & Payne, Inc.	155,000	7,430,700
Pason Systems, Inc.	565,000	7,569,477
Smart Sand, Inc.[1,2]	440,000	976,800

		15,976,977

OIL, GAS & CONSUMABLE FUELS – 3.4%
Birchcliff Energy Ltd.	800,000	1,781,424
Exxon Mobil Corp.	65,000	4,432,350

		6,213,774
Total (Cost $25,720,609)		22,190,751

FINANCIALS – 15.3%
CAPITAL MARKETS – 13.0%
Artisan Partners Asset Management, Inc. Cl. A	180,000	3,979,800
Ashmore Group plc	900,000	4,193,943
Federated Investors, Inc. Cl. B1	180,000	4,779,000
Franklin Resources, Inc.[1]	250,000	7,415,000
Value Partners Group Ltd.	4,750,000	3,293,851

		23,661,594

DIVERSIFIED FINANCIAL SERVICES – 2.3%
Berkshire Hathaway, Inc. Cl. B2	20,000	4,083,600
Total (Cost $28,685,445)		27,745,194

HEALTH CARE – 1.1%
BIOTECHNOLOGY – 1.1%
Amgen, Inc.	10,000	1,946,700
Total (Cost $1,598,040)		1,946,700

INDUSTRIALS – 2.9%
CONSTRUCTION & ENGINEERING – 1.5%
Arcosa, Inc.[2]	100,000	2,769,000

MARINE – 1.4%
Clarkson plc	100,000	2,421,740
Total (Cost $5,814,491)		5,190,740

Schedule of Investments

	SHARES	VALUE

INFORMATION TECHNOLOGY – 17.1%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 9.2%
Cirrus Logic, Inc.[2]	220,000	$7,299,600
Lam Research Corp.	60,000	8,170,200
MKS Instruments, Inc.	20,000	1,292,200

		16,762,000

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS – 7.9%
Apple, Inc.	48,000	7,571,520
Western Digital Corp.	185,000	6,839,450

		14,410,970
Total (Cost $31,228,623)		31,172,970

MATERIALS – 19.5%
CHEMICALS – 2.5%
Westlake Chemical Corp.	70,000	4,631,900

METALS & MINING – 17.0%
Agnico Eagle Mines Ltd.	75,000	3,030,000
Centamin plc	1,250,000	1,733,456
Franco-Nevada Corp.[1]	45,000	3,157,650
Fresnillo plc	300,000	3,288,468
Hochschild Mining plc	875,000	1,740,386
Major Drilling Group International, Inc.[2]	450,000	1,516,261
Pan American Silver Corp.	230,000	3,358,000
Pretium Resources, Inc.[1,2]	400,000	3,380,000
Randgold Resources Ltd. ADR[1]	35,000	2,901,150
Reliance Steel & Aluminum Co.	20,000	1,423,400
Seabridge Gold, Inc.[1,2]	250,000	3,307,500
Stelco Holdings, Inc.	180,000	1,985,643

		30,821,914
Total (Cost $33,040,598)		35,453,814

REAL ESTATE – 8.6%
REAL ESTATE MANAGEMENT & DEVELOPMENT – 8.6%
FRP Holdings, Inc.[2]	80,000	3,680,800
Kennedy-Wilson Holdings, Inc.	470,000	8,539,900
Marcus & Millichap, Inc.[2]	100,000	3,433,000

		15,653,700
Total (Cost $11,714,827)		15,653,700

TOTAL COMMON STOCKS
(Cost $173,003,080)		177,777,919

REPURCHASE AGREEMENT – 2.1%
Fixed Income Clearing Corporation, 0.50% dated 12/31/18, due 01/02/19, maturity value $3,828,106 (collateralized by obligations of a U.S. Treasury Note, 2.125% due 07/31/24, valued at $3,906,460)		3,828,000
Total (Cost $3,828,000)		3,828,000

10 | 2018 Annual Report to Stockholders

Sprott Focus Trust (continued)

Schedule of Investments (continued)

SHARES	VALUE

SECURITIES LENDING COLLATERAL – 3.3%
State Street Navigator Securities Lending Government Money Market Portfolio[3]	$6,014,564
Total (Cost $6,014,564)	6,014,564

TOTAL INVESTMENTS – 103.2%
(Cost $182,845,644)	187,620,483

CASH AND OTHER ASSETS LESS LIABILITIES – (3.2)%	(5,871,621)

NET ASSETS – 100.0%	$181,748,862

[1]

Security (or a portion of the security) is on loan. As of December 31, 2018, the market value of securities loaned was $28,837,318. The loaned securities were secured with cash collateral of $6,014,564 and non-cash collateral with a value of $23,022,055. The non-cash collateral received consists of equity securities, and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

[2]	Non-Income producing.
[3]	Represents an investment of securities lending cash collateral.

2018 Annual Report to Stockholders | 11

Sprott Focus Trust	December 31, 2018

Statement of Assets and Liabilities

ASSETS:
Investments at value	$183,792,483
Repurchase agreements (at cost and value)	3,828,000
Foreign currencies at value	288,298
Cash	213
Receivable for dividends and interest	391,559
Receivable for securities lending income	14,149
Prepaid expenses and other assets	2,481
Total Assets	188,317,183
LIABILITIES:
Obligation to return securities lending collateral	6,014,564
Payable for investment advisory fee	144,278
Audit fees	37,200
Legal fees	242,044
Trustee fees	36,000
Administration fees	45,245
Accrued expenses	48,990
Total Liabilities	6,568,321
Net Assets	$181,748,862
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 27,154,196 shares outstanding (150,000,000 shares authorized)	$177,847,945
Distributable Earnings	3,900,917
Net Assets (net asset value per share $6.69)	$181,748,862
Investments (excluding repurchase agreements) at identified cost	$179,017,644
Foreign Currencies at Cost	$286,236

12 | 2018 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Sprott Focus Trust	December 31, 2018

Statement of Operations

INVESTMENT INCOME:

INCOME:
Dividends	$6,621,090
Foreign withholding tax	(83,727)
Interest	37,182
Securities lending	387,844
Total Income	6,962,389
EXPENSES:
Investment advisory fees	2,171,916
Stockholders reports	52,830
Custody and transfer agent fees	57,890
Directors’ fees	44,999
Audit fees	37,200
Legal Fees	201,099
Administrative and office facilities	60,262
Other expenses	56,387
Total expenses	2,682,583
Expense reimbursement	(74,459)
Net expenses	2,608,124
Net Investment Income (loss)	4,354,265
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	8,504,942
Foreign currency transactions	(20,308)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments and foreign currency translations	(51,970,515)
Other assets and liabilities denominated in foreign currency	(4,057)
Net realized and unrealized gain (loss) on investments and foreign currency	(43,489,938)
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(39,135,673)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Annual Report to Stockholders | 13

Sprott Focus Trust	December 31, 2018

Statement of Changes

	YEAR ENDED DEC. 31, 2018	YEAR ENDED DEC. 31, 2017

INVESTMENT OPERATIONS:
Net investment income (loss)	$4,354,265	$2,352,557
Net realized gain (loss) on investments and foreign currency	8,484,634	13,049,114
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(51,974,572)	20,135,033
Net increase (decrease) in net assets from investment operations	(39,135,673)	35,536,704
DISTRIBUTIONS:
Total Distributions	(17,912,915)	(12,973,750)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	10,805,468	8,122,566
Total capital stock transactions	10,805,468	8,122,566
Net increase (decrease) in Net Assets	(46,243,120)	30,685,520
NET ASSETS
Beginning of period	227,991,982	197,306,462
End of period	$181,748,862	$227,991,982

[1]

For the period ended December 31, 2017, the fund distributed to shareholders $2,123,800 from net investment income and $10,849,950 from net realized gains. The SEC eliminated the requirement to disclose distributions to shareholders from net investment income and from net realized gains in 2018.

[2]

End of period — Net assets include net investment income not yet distributed of $2,130,165 at December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

14 | 2018 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Sprott Focus Trust	December 31, 2018

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	YEAR ENDED DEC. 31, 2018	YEAR ENDED DEC. 31, 2017	YEAR ENDED DEC. 31, 2016	YEAR ENDED DEC. 31, 2015	YEAR ENDED DEC. 31, 2014
Net Asset Value, Beginning of Period	$8.93	$8.07	$6.87	$8.26	$8.68
INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.17	0.09	0.14	0.11	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(1.67)	1.33	1.50	(1.02)	(0.04)
Total investment operations	(1.50)	1.42	1.64	(0.91)	0.03
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.24)	(0.09)	(0.10)	(0.10)	(0.08)
Net realized gain on investments and foreign currency	(0.45)	(0.43)	(0.30)	(0.34)	(0.34)
Total distributions to Common Stockholders	(0.69)	(0.52)	(0.40)	(0.44)	(0.42)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.05)	(0.04)	(0.04)	(0.04)	(0.03)
Total capital stock transactions	(0.05)	(0.04)	(0.04)	(0.04)	(0.03)
Net Asset Value, End of Period	$6.69	$8.93	$8.07	$6.87	$8.26
Market Value, End of Period	$5.78	$7.92	$6.94	$5.80	$7.27
TOTAL RETURN:[2]
Net Asset Value	(17.01)%	18.46%	24.83%	(11.12)%	0.32%
Market Value	(19.15)%	22.17%	27.16%	(14.74)%	0.58%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment Advisory fee expense	1.00%	1.00%	1.00%	1.00%	1.00%
Other operating expenses	0.24%	0.26%	0.28%	0.26%	0.15%
Net expenses	1.20%	1.20%	1.20%	1.19%	1.15%
Expenses prior to balance credits	1.24%	1.26%	1.28%	1.26%	1.15%
Net investment income (loss)	2.00%	1.11%	1.82%	1.41%	0.78%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$181,749	$227,992	$197,306	$162,117	$187,749
Portfolio Turnover Rate	31%	29%	35%	34%	29%

[1]	Calculated using average shares outstanding during the period.
[2]

The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Annual Report to Stockholders | 15

Sprott Focus Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:

Sprott Focus Trust, Inc. (the “Fund”) is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988, and Sprott Asset Management LP and Sprott Asset Management USA Inc. (collectively, “Sprott”) assumed investment management responsibility for the Fund after the close of business on March 6, 2015. Royce & Associates, LLC was the Fund’s previous investment manager.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

Effective November 5, 2018, the Fund adopted SEC Regulation S-X disclosure requirement changes. The adopted changes are reflected throughout this report.

At December 31, 2018, officers, employees of Sprott, Fund directors, and other affiliates owned 35% of the Fund.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 – quoted	prices in active markets for identical securities.
Level 2 – other	significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements).

16 | 2018 Annual Report to Stockholders

Sprott Focus Trust

Notes to Financial Statements (continued)

Level 3 – significant

unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s investments as of December 31, 2018 based on the inputs used to value them. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$174,876,769	$2,901,150	$—	$177,777,919
Cash Equivalents	—	3,828,000	—	3,828,000
Securities Lending Collateral	6,014,564	—	—	6,014,564
Total	$180,891,333	$6,729,150	$—	$187,620,483

On December 31, 2018, foreign common stocks in the Fund were valued at the last reported sale price or official closing price as the Fund’s fair value pricing procedures did not require the use of the independent statistical fair value pricing service. There were no transfers between levels for investments held at the end of the period.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The maturity associated with these securities is considered continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

The cost of total investments for Federal income tax purposes was $183,509,516. At December 31, 2018, net unrealized appreciation for all securities was $4,110,967, consisting of aggregate gross unrealized appreciation of $21,636,099 and aggregate gross unrealized depreciation of $(17,525,132).

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 6% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.5% of the rolling average or the distribution required by IRS regulations. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income were allocated to both Preferred and Common Stockholders, the tax character of such allocations was proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains,

2018 Annual Report to Stockholders | 17

Sprott Focus Trust

Notes to Financial Statements (continued)

they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one fund managed by Sprott are allocated equitably.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

CAPITAL STOCK:

The Fund issued 1,635,434 and 1,070,002 shares of Common Stock as reinvestments of distributions for the years ended December 31, 2018 and the year ended December 31, 2017, respectively.

INVESTMENT ADVISORY AGREEMENT:

The Investment Advisory Agreement between Sprott and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets. The Fund accrued and paid investment advisory fees totaling $2,171,916 to Sprott for the period ended December 31, 2018. Sprott reimbursed $74,459 of the Fund’s operating expenses for the period ended December 31, 2018. Sprott is not entitled to recoup any fees waived.

PURCHASES AND SALES OF INVESTMENT SECURITIES:

For the year ended December 31, 2018, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $70,741,033 and $63,290,992, respectively.

Distributions to Stockholders:

The tax character of distributions paid to common stockholders during 2018 and 2017 were as follows:

DISTRIBUTIONS PAID FROM INCOME:	2018	2017
Ordinary Income	$6,271,764	$2,123,800
Long-term capital gain	11,641,151	10,849,950
	$17,912,915	$12,973,750

As of December 31, 2018, the tax basis components of distributable earnings included in stockholder’s equity were as follows:

Net unrealized appreciation (depreciation)	$4,111,196
Post October loss*	(601,735)
Undistributed ordinary income	391,456
$3,900,917
*	Under current tax law, capital losses and foreign currency losses after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

18 | 2018 Annual Report to Stockholders

Sprott Focus Trust

Notes to Financial Statements (continued)

The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies. For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share to the fund. For the year ended December 31, 2018 there were no permanent differences requiring a reclassification between total distributable earnings/(losses) and paid-in capital.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2015-2018) and has concluded that as of December 31, 2018, no provision for income tax is required in the Fund’s financial statements.

Lending of Portfolio Securities:

The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. The Fund receives cash collateral, which may be invested by the lending agent in short-term instruments, in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. As of December 31, 2018, the cash collateral received by the Fund was invested in the State Street Navigator Securities Lending Government Money Market Portfolio, which is a 1940 Act money market fund. To the extent that advisory or other fees paid by the State Street Navigator Securities Lending Government Money Market Portfolio are for the same or similar services as fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the collateral at period end is included in the Schedule of Investments. The Fund could experience a delay in recovering its securities, a possible loss of income or value and record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. These loans involve the risk of delay in receiving additional collateral in the event that the collateral decreases below the value of the securities loaned and the risks of the loss of rights in the collateral should the borrower of the securities experience financial difficulties.

As of December 31, 2018, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Market Value of Non Cash Collateral	Total Collateral
$28,837,318	$6,014,564	$23,022,055	$29,036,619

Other information regarding the Fund is available in the Fund’s most recent Report to Stockholders. This information is available through Sprott Asset Management’s website www.sprott.com and on the Securities and Exchange Commission’s website (http://www.sec.gov).

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2018.

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Gross Asset Amounts Presented in Statement of Assets and Liabilities(a)	Financial Instrument	Collateral Received(b)	Net Amount (not less than $0)
$28,837,318	—	($28,837,318)	—
(a)	Represents market value of loaned securities at year end.
(b)	The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.

All securities on loan are classified as Common Stock in the Fund’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

2018 Annual Report to Stockholders | 19

Report of Independent Registered Public Accounting Firm

To the Shareholders and The Board of Trustees of

Sprott Focus Trust, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Sprott Focus Trust Inc., (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 1998.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 27, 2019

20 | 2018 Annual Report to Stockholders

Directors and Officers

All Directors and Officers may be reached c/o Sprott Asset Management LP, 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.

W. Whitney George, Director1, Senior Portfolio Manager

Age: 60  |  Number of Funds Overseen: 1  |  Tenure: Director since 2013; Term expires 2021  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: Chief Investment Officer of Sprott Asset Management, LP, a registered investment adviser, since April 2018; Senior Portfolio Manager since March 2015 and Chairman since January 2017, Sprott Asset Management USA Inc., a registered investment adviser and President of Sprott Inc. since January 2018; Managing Director and Vice President of Royce & Associates, LLC, a registered investment adviser, from October 1991 to March 2015.

Michael W. Clark, Director

Age: 58  |  Number of Funds Overseen: 1  |  Tenure: Director since 2015; Term expires 2019  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.

Barbara Connolly Keady, Director

Age: 56  |  Number of Funds Overseen: 1  |  Tenure: Director since 2015; Term expires 2020  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: Director of New Business Development at Ceres Partners since 2010.

Peyton T. Muldoon, Trustee*

Age: 49  |  Number of Funds Overseen: 1  |  Tenure: Director since 2017; Term expires 2020  |  Other Directorships: None

Principal Occupation(s) During Past 5 Years: Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm (since 2011).

James R. Pierce, Jr., Director

Age: 61  |  Number of Funds Overseen: 1  |  Tenure: Director since 2015; Term expires 2021  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: Chairman of JLT Specialty Insurance Services, Inc. since September, 2014. Global Lead in Marine and Energy Operations at Marsh from 2006 to 2014.

Thomas W. Ulrich, President*, Secretary, Chief Compliance Officer

Age: 55  |  Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of the Fund (since March, 2015); In-House Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); In-House Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012); Chief Compliance Officer, Altegris Advisors, L.L.C. (from July, 2011 to October, 2012); Principal, General Counsel and Chief Compliance Officer of Geneva Advisors (March, 2005 to July, 2011).

Varinder Bhathal, Treasurer*

Age: 47  |  Tenure: since 2017  |  Other Directorships: None

Principal Occupation(s) During Past 5 Years: a registered investment adviser, from October 1991 to March 2015. Treasurer of the Fund (since June 2017); Sprott Asset Management Inc. (since 2007 and Controller and Vice President, Finance since 2015); Managing Director, Finance and Investment Operation of Sprott, Inc. (since October 2017) Chief Financial Officer of Sprott Private Wealth LP (since 2016).

[1]

Mr. George is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position as Senior Portfolio Manager at Sprott Asset Management USA Inc., the Fund’s sub-adviser.

*	Appointed on June 9, 2017

2018 Annual Report to Stockholders | 21

Board Approval of Investment Advisory and Subadvisory Agreements

The Board of Directors (the “Board”) of Sprott Focus Trust, Inc. (the “Fund”) met in person at a regularly scheduled meeting on June 8, 2018, in Watch Hill, Rhode Island, for purposes of, among other things, considering whether it would be in the best interests of the Fund and its stockholders for the Board to approve the existing Investment Advisory Agreement by and between the Fund and Sprott Asset Management L.P. and the existing Investment Subadvisory Agreement by and among the Fund, Sprott Asset Management L.P., and Sprott Asset Management USA Inc. (the “Subadvisory Agreement” and, together with the Investment Advisory Agreement, the “Agreements”).

In connection with the Board’s review of the Agreements, the directors who were not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940 (collectively, the “Independent Directors”) requested, and Sprott Asset Management L.P. (“Sprott Asset”) and Sprott Asset Management USA Inc. (“Sprott USA” and, together with Sprott Asset, the “Advisers”) provided the Board with, information about a variety of matters, including, without limitation, the following information:

•	nature, extent and quality of services to be provided by the Advisers, including background information on the qualifications and experience of key professional of the Advisers personnel that provide services to the Fund;
•	investment performance of the Fund, including comparative performance information for registered investment companies similar to the Fund;
•	fees charged to and expenses of the Fund, including comparative fee and expense information for registered investment companies similar to the Fund;
•	costs of the services provided and profits realized by the Advisers; and
•	economies of scale.

In connection with the Board’s review of the Agreements, the Independent Directors considered the matters set forth above along with the following information:

•	Whitney George’s, the Fund’s portfolio manager, long portfolio management tenure with the Fund and its historical investment performance;
•	Mr. George’s significant ownership and, thus, stake in the Fund; and
•	the Advisers’ experience in managing pooled investment vehicles and accounts.

At the June 8, 2018 meeting, the Board and the Independent Directors determined that the Agreements continue to be in the best interests of the Fund in light of the services, personnel, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment and approved them.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940 (the “1940 Act”) as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and the receipt of investment advisory compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of each of the Agreements, the Independent Directors received materials in advance of the Board meeting from the Advisers. The Independent Directors also met with Mr. George. The Board applied its business judgment to determine whether the arrangements by and among the Fund, Sprott Asset and Sprott USA are reasonable business arrangements from the Fund’s perspective as well as from the perspective of its stockholders.

Nature, Extent and Quality of Services Provided by Sprott Asset and Sprott USA

The Board considered the following factors to be of fundamental importance to its consideration of whether to approve the Agreements: (i) Mr. George’s long tenure as the portfolio manager of the Fund; (ii) Mr. George’s value investing experience and related track record; (iii) background information on the qualifications and experience of the Advisers’ senior management and the key professional personnel that provide services to the Fund; (iv) the Advisers’ experience in managing pooled investment vehicles and accounts and its related organizational capabilities; and (v) the financial soundness of Sprott Inc., each Adviser’s ultimate parent company, including the cash infusion into the company after the proposed sale of one of its business units. The Board noted and took into account a recent sale of a non-U.S. business unit by the parent company of the Advisers, including certain proposed personnel changes.

Investment Performance

The Board noted that the Fund performed well during 2017, fulfilling its investment objective of generating solid absolute returns. The Board found that the Fund’s Net Asset Value increased 18.46% in net asset value (NAV) and a 22.17% gain in market price (both figures reflect reinvestment of dividends) for the 12 months ended December 2017. The Board further found that these returns continue to improve relative to the Fund’s benchmark, with three- and five-year average annual returns of 9.54% and 9.56% comparing more favorably to respective Russell 3000 returns of 11.12% and 15.58% than they had in recent years.

22 | 2018 Annual Report to Stockholders

Board Approval of Investment Advisory and Subadvisory Agreements (continued)

Individual stock selection led to the Fund’s strong performance. During 2017, Focus Trust’s top-five performers were Apple, Sanderson Farms, Westlake Chemical, MKS Instruments and Lam Research.

The Board also noted the disciplined and long-term investment approach of Sprott USA and its portfolio manager.

Although the Board recognized that past performance is not necessarily an indicator of future results, it found that Mr. George, Sprott Asset, and Sprott USA had the necessary qualifications, experience and track record to manage the Fund. In light of the foregoing, the Directors determined that Sprott Asset continued to be the appropriate investment adviser for the Fund and that Sprott USA continue to be the appropriate investment subadviser for the Fund.

Fees and Expenses

The Board discussed with the Advisers the level of the advisory fee for the Fund relative to comparable funds. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio and compared it to the Fund’s peers. The Fund’s 1.00% advisory fee was the same as two of the four peer closed-end funds and its net expense ratio of 1.20% was higher than one peer fund and equal to or lower than the other peer funds. The Board noted that the fees were within range of closed-end funds with similar investment objectives and strategies. It also noted that each of the peer funds had greater assets in the Fund, including certain peer funds with significantly greater assets.

Profitability

With respect to profitability, the Board found the Advisers’ profits earned by managing the Fund to be reasonable.

Economies of Scale

The Board considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the Fund through breakpoints in its management fees or other means, such as expense caps or fee waivers. The Board noted that the assets of the Fund were too small to meaningfully consider economies of scale and the necessity of breakpoints. The Board concluded that the current fee structure for the Fund was reasonable and that no changes were currently necessary.

Conclusion

It was noted that no single factor was cited as determinative to the decision of the Directors. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all of the Independent Directors, approved the Investment Advisory Agreement and the Subadvisory Agreement, concluding that having the Fund continue to receive services from the Advisers under the

Agreements was in the best interest of the stockholders of the Fund and that the investment advisory fee rate was reasonable in relation to the services provided.

2018 Annual Report to Stockholders | 23

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Sprott at December 31, 2018, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Fund’s portfolio and Sprott’s investment intentions with respect to those securities reflect Sprott’s opinions as of December 31, 2018 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in the Fund in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Fund on the website at www.sprottfocustrust.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Sprott by Russell Investments.

The Price-Earnings, or P/E, Ratio is calculated by dividing a fund’s share price by its trailing 12-month earnings-per share (EPS). The Price-to- Book, or P/B, Ratio is calculated by dividing a fund’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Fund’s future operating results
•	the prospects of the Fund’s portfolio companies
•	the impact of investments that the Fund has made or may make
•	the dependence of the Fund’s future success on the general economy and its impact on the companies and industries in which the Fund invests, and
•	the ability of the Fund’s portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Fund has based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although the Fund undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

The Fund may repurchase up to 5% of the issued and outstanding shares of its common stock during the year. Any such repurchase would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

The Fund is also authorized to offer its common stockholders an opportunity to subscribe for additional shares of its common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within the Board’s discretion.

Proxy Voting

A copy of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available, without charge, on the Fund’s website at www.sprottfocustrust.com, by calling (203) 656-2430 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

24 | 2018 Annual Report to Stockholders

Notes to Performance and Other Important Information (continued)

Form N-Q Filing

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s holdings are also on the Fund’s website (www.sprottfocustrust.com) approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (800) 732-0330.

2018 Annual Report to Stockholders | 25

Contact Us

GENERAL INFORMATION

Additional Report Copies and

Prospectus Inquiries

(203) 656-2430

COMPUTERSHARE

Transfer Agent and Registrar

Speak with a representative about:

•	Your account, transactions, and forms

(800) 426-5523

sprottfocustrust.com

Item 2. Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Board of Directors of the Registrant has determined that it has an audit committee financial expert.

(a)(2) Michael W. Clark is designated by the Board of Directors as the Registrant’s Audit Committee Financial Expert. Mr. Clark is “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

Year ended December 31, 2018 – $37,200

Year ended December 31, 2017 – $37,200

(b)	Audit-Related Fees:

Year ended December 31, 2017 – $0

Year ended December 31, 2016 – $0

(c)	Tax Fees:

Year ended December 31, 2018 – $7,200 – Preparation of tax returns

Year ended December 31, 2017 – $7,200 – Preparation of tax returns

(d)	All Other Fees:

Year ended December 31, 2017 – $0

Year ended December 31, 2016 – $0

(e)(1) The Registrant has adopted policies and procedures requiring the pre-approval by the Audit Committee of audit and non-audit services provided to the Registrant by the Registrant’s independent registered public accounting firm, and the pre-approval of all audit and non-audit services provided to the Registrant’s investment adviser and any and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, to the extent that such services are directly related to the operations or financial reporting of the Registrant.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2018 – $7,200

Year ended December 31, 2017 – $7,200

(h)	No such services were rendered during 2018 or 2017.

Item 5. Audit Committee of Listed Registrants. The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Michael W. Clark, Barbara C. Keady, Peyton T. Muldoon and James R. Pierce, Jr. are members of the Registrant’s audit committee.

Item 6. Investments.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. The Registrant’s Board has delegated all proxy voting decisions to Sprott Asset Management LP, the investment adviser to the Registrant (the “Adviser”). The Adviser has adopted written proxy voting policies and procedures for itself, the Fund, and any other client accounts for which the Adviser is responsible for voting proxies. From time to time, a vote may present a conflict between the interests of the Registrant’s shareholders, on the one hand, and those of the Adviser, or any affiliated person of the Registrant or the Adviser, on the other. If the Adviser becomes aware of any material conflict of interest in voting proxies with respect to the Registrant, the Adviser shall notify the Board of Directors of the Registrant and request the Board’s recommendations for protecting the best interests of Registrant’s shareholders.

PROXY VOTING POLICY AND PROCEDURES

I.	STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.	VOTING GUIDELINES

In the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Generally speaking, the Adviser will vote in favor of the following proxy proposals:

(i) electing and fixing number of directors

(ii) appointing auditors

(iii) ratifying director actions

(iv) approving private placements exceeding a 25% threshold

(v) changing a registered address

(vi) authorizing directors to fix remuneration of auditors

(vii) approving private placements to insiders exceeding a 10% threshold

(viii) approving special resolutions to change the authorized capital of the company to an unlimited number of common shares without par value.

The Adviser will generally vote against any proposal relating to stock option plans that:

(i) exceed 5% of the common shares issued and outstanding at the time of grant over a three year period (on a non-diluted basis);

(ii) provide that the maximum number of common shares issuable pursuant to such plan be a “rolling” maximum that exceed 5% of the outstanding common shares at the date of the grant of applicable options; or

(iii) reprices the stock option.

In certain cases, proxy votes may not be cast when the Adviser determines that it is not in the best interests of the client to vote such proxies.

The Adviser retains the discretion to depart from these polices on any particular proxy vote depending upon the facts and circumstances.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers of Closed-End Management Investment Companies (information as of December 31, 2017)

Name	Title	Length of Service	Principal Occupation(s) During Past 5 Years
W. Whitney George	Senior Portfolio Manager of Sprott Asset Management USA Inc.; Director of the Registrant	Since July 2002

Senior Portfolio Manager of Sprott Asset

Management USA Inc., a registered

investment adviser since March 2015;

President of Sprott Inc.

since January 2019. Prior thereto, Managing

Director and Vice President of Royce &

Associates, LLC.

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest (information as of December 31, 2018)

Other Accounts

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Value of Managed Accounts for which Advisory Fee is Performance Based
Registered investment companies	0	$0	0	$0
Private pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	0

Conflicts of Interest

The Portfolio Manager has day-to-day management responsibility for more than one account. This may create actual, potential or apparent conflicts of interest, as the Portfolio Manager may not be able to devote the same amount of time and attention to each account, or may give preferential treatment of one account over others in terms of allocation of resources or investment opportunities. The Portfolio Manager is subject to the policies and procedures of Sprott Asset Management USA Inc., the sub-adviser to the Registrant (the “Sub-Adviser”), that are intended to address conflicts of interest relating to the management of multiple accounts, including accounts that have different fee arrangements, and the allocation of investment opportunities. The Sub-Adviser reviews investment decisions of its investment personnel, including the Portfolio Manager, for the purpose of ensuring that all accounts with substantially similar investment objectives are treated equitably. The performance of similarly managed accounts is also compared to determine whether there are any unexplained significant discrepancies. In addition, the Sub-Adviser’s procedures relating to the allocation of investment opportunities require that similar client accounts that are managed using the same investment strategy participate in investment opportunities generally based on available cash as a percentage of total assets under management in the account, subject to certain considerations and clients’ respective investment guidelines and restrictions. The Portfolio Manager’s compensation is generally not based on, or linked to, the specific performance of a particular client or the level of assets under management.

(a)(3) Description of Portfolio Manager Compensation Structure (information as of December 31, 2018)

The Portfolio Manager receives a fixed salary, plus a discretionary bonus that is determined based on a variety of factors, including the Portfolio Manager’s contribution to the overall growth of the Sub-Adviser and its affiliates, leadership and other contributions to the Sub-Adviser. The Portfolio Manager’s compensation is not specifically linked to the performance of the Registrant or any other particular client account, or the value of the assets held in the portfolio of the Registrant or any other particular client account.

(a)(4) Dollar Range of Equity Securities in Registrant Beneficially Owned by Portfolio Manager (information as of December 31, 2018)

The following table shows the dollar range of the Registrant’s shares owned beneficially and of record by the Portfolio Manager, including investments by his immediate family members sharing the same household and amounts invested through any retirement and deferred compensation plans.

Dollar Range of Registrant’s Shares Beneficially Owned

Over $1,000,000

(b) Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the Registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There was no change in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities;

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to boiTowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

Instruction to paragraph (a)

If a fee for a service is included in the revenue split, state that the fee is “included in the revenue split.”

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year.

Item 13. Exhibits. Attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPROTT FOCUS TRUST, INC.

By:	/s/ Thomas W. Ulrich
Thomas W. Ulrich
President

Date: March 12, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SPROTT FOCUS TRUST, INC.		SPROTT FOCUS TRUST, INC.

By:	/s/ Thomas W. Ulrich	By:	/s/ Varinder Bhathal
	Thomas W. Ulrich		Varinder Bhathal
	(Principal Executive Officer)		(Principal Financial Officer)

Date: March 12, 2019		Date: March 13, 2019